EMPLOYMENT AGREEMENT
                              --------------------

THIS  made  as  of  the  1st  day  of  September,  1999.

BETWEEN:

                    E-FINANCIAL DEPOT.COM, INC. with offices at 150 - 1875 Century Park East, Century City, California, 90067

                    (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

                    JOHN  F.  HUGUET,   c/o  1005  -  750  West  Pender  Street,
                    Vancouver, British Columbia, Canada V6C 2T8

                    (hereinafter referred to as "Contractor")

                                                              OF THE SECOND PART


A. it has been understood and agreed between the Contractor and the Company that an employment agreement would be drawn up and submitted to the Contractor and the Company for approval; and

B. the Contractor and the Company now wish to formally record the terms and conditions upon which the Contractor will continue to be employed by the Company and that they have agreed to the terms and conditions set forth in this Agreement, as evidenced by their execution hereof.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and for other good and other valuable consideration, the parties agree as follows:

1.     Employment.
      ------------

The Contractor shall be employed by the Company in the position of, and shall perform the functions of, President and Chief Executive Officer of the Company.

2.     Term.
       -----

The term of employment under this Agreement shall commence and shall continue thereafter until terminated as hereinafter provided.

3.     Inducement  to  Hiring

In consideration of the Contractor agreeing to enter into this Contract the Company shall:

     (a) issue to the Contractor 1,000,000 shares in the capital stock of the Company, said shares being subject to restrictions under Rule 144; and

     (b) grant to the Contractor an option to acquire 1,000,000 common shares of the Company at a price of $1.25 per share, said option exercisable for a term of 5 years and subject to "topping up" upon any partial exercise in accordance with the terms of the option with any subsequent options granted to have an exercise price equal to the market price of the Company's shares at the time of such grants.

4.     Salary.
       -------
The Contractor shall receive a base salary of $150,000.00 U.S. Dollars, subject to such annual increases as the board of directors of the Company shall determine, together with such annual bonus based upon performance as shall, at the sole discretion of the Company's compensation committee, be awarded.

5.     Termination.

This  Agreement  may  be  terminated  only  as  follows:

     (a)  by the death of the Contractor;

     (b) by the Company upon six months' written notice if the Contractor becomes unable to render or perform duties and responsibilities which the Contractor is to discharge hereunder by reason of total or permanent physical or mental disability;

     (c) by the Contractor upon 30 days' written notice or such shorter period as may be agreed to by the Company and the Contractor;

     (d) by the Company in the circumstances in which there is no "cause" upon the Company complying with the provisions of paragraphs 6, 7 and 8 hereof;

     (e) by the Contractor in the circumstances and upon the terms described in paragraph 10 hereof, whether or not there has been a "Change of Control", as defined in paragraph 9 hereof.

For clarity, if the Company terminates the employment of the Contractor as a result of the Contractor's refusal to physically relocate, the termination shall not be for cause and the provisions of subparagraph 5(e) will apply. The Company shall not dismiss the Contractor pursuant to subparagraphs 5(b), 5(c) or 5(e) unless such dismissal is specifically approved by the directors of the Company.

6.     Severance.
       ----------

If  the  employment  of  the  Contractor  is  terminated:

     (a) under subparagraph 5(e), other than as contemplated under (b), herein the Company shall pay to the Contractor the following lump sum severance payment:

          (i) in circumstances where the Contractor has been employed by the Company for more than two years but less than 3 1/2 years, an amount equal to 9 months of base salary and monetary benefits together with an amount equal to 3/4 of the most recent annual bonus paid to the Contractor;

          (ii) in circumstances where the Contractor has been employed by the Company for more than 3 1/2 years but less than 4 years, an amount equal to 12 months of base salary and monetary benefits together with an amount equal to the most recent annual bonus paid to the Contractor;

          (iii)in circumstances where the Contractor has been employed by the Company for more than 4 years but less than 5 years, an amount equal to 15 months of base salary and monetary benefits together with an amount equal to 1 1/4 times the most recent annual bonus paid to the Contractor;

          (iv) in circumstances where the Contractor has been employed by the Company for more than 5 years, an amount equal to 18 months of base salary and monetary benefits together with an amount equal to 1 1/2 times the most recent annual bonus paid to the Contractor;

     (b) under subparagraph 5(e), as contemplated under paragraph 9, or under subparagraph 5(e) in circumstances where a Change of Control (as hereinafter defined) occurs within 120 days following the Contractor's termination, the Company shall promptly pay to the Contractor a lump sum severance payment in an amount equal to 18 months of base salary and monetary benefits together with an amount equal to 1 1/2 times the most recent annual bonus paid to the Contractor

7.     Benefits.
       ---------

During the term of this Agreement the Contractor shall receive such executive benefit plans and other compensation programs as the Company generally provides its other salaried executives. If the employment of the Contractor is terminated under subparagraphs 5(d) or 5(e) the Company shall continue to pay contributions to the Contractor's medical, dental and health plans, pension or group or individual RRSP plans and insurance, shall maintain executive loans and continue to pay all privileges including automobile allowances and other benefits generally available to other Contractor executives of the Company for a period equal to the period of severance payments determined in accordance with paragraph 6 hereof provided that, if the Contractor no longer qualifies for inclusion in any medical, dental, health or other benefit plans of the Company, the Company shall pay to the Contractor such amounts as are necessary for the Contractor to arrange to obtain such benefits privately for the remainder of such period.

8.     Stock  Options.
       ---------------

If the employment of the Contractor is terminated under subparagraphs 5(d) or 5(e) then the term during which any option to purchase common shares of the Company and the term during which any option to purchase common shares any other corporation, if such option was granted to the Contractor in relation to the Contractor's employment with the Company, shall be extended in every case to the later of the expiry date of such options (collectively the "Options") and the end of the period of severance payments determined in accordance with paragraph 6 hereof. In addition, any provisions which restricts the exercise of the Options before a particular date shall be waived. Subject to required regulatory approvals, if the exercise price of any option granted at the same time as any option granted to the Contractor is reduced, the exercise price of the option granted to the Contractor shall be reduced to the lowest price at which common shares of the corporation granting the option may be purchased pursuant to any repriced option. The terms of any option agreement shall be deemed to be amended to reflect the provisions of this paragraph 8.

9.     Change  of  Control.
       --------------------

If a "Change of Control" (as hereinafter defined) occurs the Contractor may, within 180 days of the effective date of the Change in Control, give notice (the "Termination Election") to the Company that he has elected to treat the Change of Control as a termination of this Agreement. The Company at that time shall for all purposes be deemed to have terminated this Agreement without cause in accordance with subparagraph 5(d) hereof and the Contractor shall be entitled to the benefit of the provisions of paragraphs 6(b), 7 and 8 hereof. If no Termination Election is received by the Company within 180 days of the effective date of a Change of Control, the Contractor shall be deemed to have elected to continue his employment with the Company under the terms of this Agreement subject to the provisions of paragraph 10. For the purposes of this subparagraph and subparagraph 5(e) of this Agreement, a "Change of Control" of the Company shall have occurred when:

     (a) any Person (as defined in the Securities Act (British Columbia), as amended from time to time) or combination of Persons acquires or becomes the beneficial owner of, directly or indirectly, whether through the acquisition of previously issued and outstanding voting securities or of voting securities which have not been previously issued, or any combination thereof or any other transaction having a similar effect, a sufficient number of securities of the Company to affect materially the control of the Company or 20% or more of the voting securities of the Company;

     (b) any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding-up of the Company;

     (c) 20% or more of the issued and outstanding voting securities of the Company become subject to a voting trust;

     (d) the Company consolidates or merges with or into, amalgamates or enters into a statutory arrangement with any other Person;

     (e) the Company sells, leases or otherwise disposes of property or assets aggregating more than 50% of the consolidated assets of the Company measured by book or fair market value, whether pursuant to one or more transactions;

     (f) any Person not part of existing management of the Company or any Person not controlled by the Company or any affiliate of the Company, enters into any arrangement to provide all or substantially all the management services to the Company;

     (g) there shall be a change in a majority of the board of directors of the Company whether as a result of a shareholders meeting or as a result of appointments made in filling vacancies caused by resignations of members of the board of directors; or

     (h) the Company enters into any transaction or arrangement which would have the same or similar effect as the transactions referred to in
          (b),(d),(e) or (f) above.

10.     Material  Changes
        -----------------

Subsequent to a Change of Control, the Contractor may by written notice to the Company elect to terminate the Contractor's employment and the Contractor shall be entitled to the benefit of the provisions of paragraphs 6(b),7 and 8 hereof if there occurs within one year of a Change of Control one or more of the following events:

     (a) an adverse material change in the Contractor's duties and responsibilities such that the Contractor is required to assume duties that are not consistent with or relinquish responsibilities that are consistent with, those performed by the Contractor prior to the Change of Control;

     (b) an adverse material change in the salary or benefits of the Contractor from those received by the Contractor prior to the Change of Control;

     (c) a diminution of the title of the Contractor as it exists immediately prior to the Change in Control; or

     (d) a change in the person or body to whom the Contractor reports immediately prior to the Change of Control, except if such person is of equivalent rank or stature or such change is as a result of the resignation or removal of such persons, provided that this shall not include a change resulting from a promotion in the normal course of business.

11.     Relocation  Expenses.
        ---------------------

If the Contractor moved to California to accept employment with the Company and if the Contractor has been resident in California for less than 12 months at the time that the Contractor becomes entitled to a payment pursuant to paragraphs 6,

7 or 8 hereof as a result of the termination or deemed termination of employment under subparagraph 5(d) or 5(e) or paragraph 10, the Company shall reimburse the Contractor for all reasonable expenses incurred in relocating himself and his immediate family and their household effects back to the location from which the Contractor moved.

12.     Business  Expenses.
        -------------------

The Contractor will be reimbursed by the Company for all reasonable business expenses incurred by the Contractor in connection with his duties within previously approved budgets upon submission of a monthly statement of expenses.

13.     Vacation.
        ---------

The Contractor shall be entitled to periods of vacation during the term of this Agreement upon terms and conditions as established by the Company (or any assignee Company pursuant to Paragraph 12 hereof) and consistently applied for its other salaried Contractors.

14.     Disclosure  of  Information.
        ----------------------------

The Contractor shall not, at any time during the employment of the Contractor by the Company and/or at any time thereafter, directly or indirectly, disclose, communicate, divulge, furnish or make accessible or available, in whole or in part, to any person, firm, company, corporation or other entity, or use in any fashion, other than in the discharge and performance of the duties and responsibilities of the Contractor to the Company, any confidential information, material or matter relating to the business of, or any other trade secrets of, the Company or any firm, company, corporation or other entity related to the Company (Company's Affiliates") obtained or acquired while in the employ of the Company. The Contractor and the Company hereby specifically acknowledge and agree that any information concerning (a) the business, operation or methods of the Company and the Company's Affiliates, (b) the customers or clients of the Company and the Company's Affiliates, (c) the past present or future research done by the Company and the Company's affiliates, and (d) any method and/or procedure relating to or pertaining to projects developed by the Company and the Company's Affiliates or contemplated by the Company and the Company's Affiliates, are of material importance and significance to the business of the Company. Accordingly, the Contractor and the Company agree that all of the above not readily available from an unrelated third part are to the maximum extent permitted by law to be regarded as information or material which is of a confidential nature; that trade secrets of the Company or the Company's
Affiliates shall be deemed to include any and all processes, equipment, machinery, devices, techniques, methods, designs, inventions, materials, formula and the like (whether patentable or not) used by the Company or the Company's Affiliates in the conduct of its or their business, and all data, know-how, drawings, plans, written instructions or other writings, relating or pertaining thereto or to any other aspect of the business of the Company or the Company's Affiliates, which are not in the "public domain" or not generally know throughout the industry of which the Company of the Company's Affiliates are a part; that any and all such confidential information, material or matter, or trade secrets, from time to time disclosed, divulged, communicated, furnished or made available to the Contractor is solely for the purpose of enabling the Contractor to perform and discharge the duties and responsibilities of the Contractor to the Company; that no such disclosure, divulgence, communication or the like shall in any manner whatsoever be deemed or construed to derogate from or affect any of the provision set forth herinabove; and that it is the specific intent of the Company and the Contractor that each and all of the provision set forth herein shall be valid and enforceable as specifically set forth herein. If it shall be judicially determined that any of the provisions set forth herein shall not be valid or enforceable as specifically set forth herein, such provision shall not be declared invalid but rather shall be modified in such manner so as to result in the same being valid and enforceable to the maximum extent permitted by law. In the event of a breach or threatened breach by the Contractor of the provisions of this Paragraph, the Company may, in addition to any other remedies it may have, obtain injunctive relief in any court of appropriate jurisdiction to enforce this Paragraph. The provisions of this Paragraph shall survive the expiration or termination, for any reasons, of this Agreement and shall be separately enforceable.

15.     General
        -------

     (a)     Assignment.
             -----------

The rights and obligations of the Contractor hereunder are not assignable. If the Contractor has not elected to terminate the Contractor's employment in accordance with the terms of this Agreement, this Agreement shall be assigned by the Company to any successor corporation of the Company and shall be binding upon such successor corporation. The Company shall ensure that the successor corporation shall continue the provisions of this Agreement as if it were the original party in place of the Company; provided however that the Company shall not thereby be relieved of any obligation to the Contractor pursuant to this Agreement. If there occurs a Change in Control, the Company shall be obligated to ensure that the successor corporation honours this Agreement as if the Contractor had exercised his maximum rights hereunder as of the effective date of such transaction.

     (b)     Entire  Agreement.
             ------------------

This Agreement shall supercede and replace any prior contract of employment that exists between the Company or any subsidiary of the Company and the Contractor.

     (c)     Independent  Advice.
             --------------------

This Agreement was prepared by the Company. The Contractor has been asked to obtain independent legal advice before signing this Agreement and the Contractor represents by signing this Agreement that he has either obtained such advice or waived such advice.

     (d)     Controlling  Law.
             -----------------

The validity and construction of this Agreement or any of its provisions shall be determined under the laws of the Province of British Columbia. The invalidity or unenforceability of part or all of any provisions of this Agreement shall not affect or limit the validity and enforceability of the remainder of such provision and other provisions of this Agreement.

     (e)     Counterparts  and  by  Facsimile.
             ---------------------------------

This Agreement may be executed in one or more counterparts, any counterpart delivered via facsimile shall be deemed an original, and all such counterparts, taken together, shall constitute one and the same instrument.

     (f)     Miscellaneous.
             --------------

This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     (g)     Headings.
             ---------

The headings herein are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Agreement or the intent of the provisions thereof.

     (h)     Currency.
             ---------

All references to monetary amounts in this Agreement are to lawful money in Canada.

     (i)     Damages.
             --------

All payments provided for herein shall be in lieu of other notice or damage claims as regards the dismissal or termination of employment with the Company or any subsidiary of the Company of the Contractor after a Change in Control and the arrangements provided for herein shall be considered in any judicial determination of appropriate damages at common law for dismissal without cause, other than as provided for in this Agreement.

     (j)     Beneficiaries.
             --------------

In the event that the Contractor dies prior to the satisfaction of all the obligations of the Company under this Agreement, any remaining amounts payable to the Contractor by the Company and any rights of the Contractor including, without limitation, pursuant to the Options, shall be paid to or exerciseable by the person or persons previously designated by the Contractor to the Company for such purposes. Any such designation of beneficiaries shall be made in writing, signed by the Contractor and dated and filed with the Secretary of the Company. In the event that no designation is made, all such amounts shall be paid by the Company to the estate of the Contractor.

     (k)     Further  Assurances.
             --------------------

Each of the Company and the Contractor agrees to make, do and execute or cause to be made, done and executed all such further and other things, acts, deeds, documents, assignments and assurances as may be necessary or reasonably required to carry out the intent and purpose of this Agreement fully and effectually. Without limiting the generality of the foregoing, the Company shall take all reasonable steps in order to structure the payment or payments provided for in this Agreement in the manner most advantageous to the Contractor with respect to the provisions of the Income Tax Act (Canada) or similar legislation in place in the jurisdiction of residence of the Contractor.

     (l)     Notices.
             --------

Any election or designation to be made by the Contractor pursuant to the terms of this Agreement shall be by notice in writing pursuant to the terms of this Agreement shall be by notice in writing addressed to the attention of the President of the Company and shall be delivered to the Company at its address above, or such other address as the Company may notify the Contractor in writing.

     (m)     Severability.
             -------------

Any provision of this Agreement which contravenes any applicable law or which is found to be unenforceable shall, to the extent of such contravention or unenforceability, be deemed severable and shall not cause this Agreement to be held invalid or unenforceable or affect any other provision or provisions of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

John  Huguet          E-FINANCIAL  DEPOT.COM,  INC.

/s/  John  Huguet          By     /s/  John  Huguet
-----------------                 -----------------
(signature)               President  &  CEO

J.F.  Huguet
--------------
Name  (Please  print)